UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report ( Date of earliest event reported)	October 5, 2007

ATLAS MINING COMPANY
(Exact name of registrant as specified in its charter)

Idaho	000-31380	82-0096527
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

912 McKinley Ave, Kellogg, Idaho		83837
(Address of principal executive offices)		(Zip Code)

(208) 783-0270
Issuer's telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230-425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02	NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW
    On October 5, 2007 the chief executive officer and chief financial officer of Atlas Mining Company (the “Company”) determined that it will be necessary to restate the Company's audited consolidated financial statements and other financial information at and for the fiscal years ended December 31, 2004, 2005, and 2006 and its unaudited consolidated financial statements and other financial information at and for the fiscal quarters ended March 31, June 30, and September 30, for the years 2005, 2006, and 2007.

    The determination to restate resulted from recent discussions with a customer and the subsequent discovery that the Company had not properly accounted for cash received in 2004 as a deposit for the sale of halloysite clay from the Company’s Dragon Mine.  The deposit was improperly recorded as revenue for the year ended December 31, 2004.   In addition, as a result of an ongoing review of prior period records, other areas of accounting uncertainty involving equity issuances, fixed asset ownership and long-term liabilities have been identified and, at the request of the Company’s CFO and CEO, will be investigated by independent, outside accountants.  Once independent sources have reviewed the information, quantification of the accounting matters will be defined and reported.

As a result of the foregoing, the Company has determined to inform the Securities and Exchange Commission of a delay in filing its Quarterly Report on Form 10-QSB.

Item 8.01	OTHER EVENTS

(a)  During the month of September 2007, the CEO and Executive Vice President of Business Development visited companies that had been identified to them as potential customers of halloysite clay.  It was during this series of visits that the above-described definitive restatement of the financial statements was discovered.  At this time, no identifiable contracts for the sale of halloysite clay are pending.

(b)  On October 3, 2007, the company moved its corporate offices to 912 McKinley Avenue, Kellogg, Idaho, 83837.  The new telephone number for the company is (208) 783-0270.

(c)  On October 9, 2007, the Company issued a press release addressing the foregoing and other matters, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits	99.1 Press release issued by Atlas Mining Company dated October 9, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLAS MINING COMPANY
(Registrant)

Date	October 9, 2007	/s/ ROBERT DUMONT
By: Robert Dumont
Chief Executive Officer, President

Date	October 9, 2007	/s/ BARBARA S. SUVEG
By: Barbara S. Suveg
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Atlas Mining Company dated October 9, 2007